UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2013

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2013, the Board of Directors of the Registrant approved the terms of compensation to be paid to non-employee directors for the ensuing year, effective as of May 23, 2013 (the date of the Registrant’s Annual Meeting of Stockholders).  Compensation for non-employee directors includes an annual retainer of $32,000, Board and committee meeting attendance fees of $2,000 per meeting and reimbursement of travel and business expenses.  In addition, the chair of the Board of Directors shall receive an annual fee of $10,000, the chair of the audit committee shall receive an annual fee of $10,000, the chairs of all other Board committees shall receive an annual fee of $4,000 and the chairs of each Board committee shall receive an additional $1,000 committee meeting fee for each meeting at which such director serves as chair.  Non-employee directors are also entitled to receive $2,000, and reimbursement of travel and business expense, for each day that they attend an approved educational program or seminar, and $250 for each webinar and similar computer-based educational programs lasting two hours or less.  The non-employee directors are also eligible to participate in Employers Mutual Casualty Company’s Non-Employee Director Stock Purchase Plan.  Under this plan, directors are granted an option to purchase the Registrant’s common stock in an amount up to 100 percent of their annual retainer at an option price equal to 75 percent of the fair market value of the common stock on the option exercise date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2013, the Board of Directors of the Registrant adopted an amendment to Article III, Section 2 of the Registrant’s By-Laws.  The amendment changed the number of directors from six to five.  This amendment to the Registrant’s By-Laws shall become effective as of the date of the next Annual Meeting of the Registrant’s stockholders, scheduled for May 23, 2013.  The Board of Directors also adopted an amendment to Article III, Section 11 of the Registrant’s By-Laws.  The amendment changed the age limitation at which a person can no longer be nominated for or elected a director of the Registrant from 72 to 75.  The amendment also deleted a “grandfathering” clause which had exempted persons serving as directors of the Registrant on November 1, 1981 from the age limitation.  The amended By-Laws of the Registrant are filed herewith as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2	By-Laws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on March 6, 2013.

EMC INSURANCE GROUP INC.
Registrant

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	By-Laws, as amended